UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 29, 2004

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Mission College Blvd.
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 29, 2004, 8x8, Inc. entered into a stock purchase agreement to sell 3,508,772 shares of common stock at a price of $3.42 per share and warrants to purchase 1,403,509 shares at an exercise price of $4.10 per share under its shelf registration statement (File No. 333-114133), as amended, and as supplemented by a prospectus supplement dated September 29, 2004. The Registrant expects that delivery of the shares of common stock and warrants will be made to the investor on or about September 30, 2004.

A copy of the press release related to this common stock and warrant issuance is attached to this report as Exhibit 99.1 and is incorporated herein by this reference. Also attached as exhibits to this report are the form of stock purchase agreement and common stock warrant that the Registrant entered into with the investor, the placement agency and registration rights agreements the Registrant entered into with AG & Edwards & Sons, Inc. & Griffin Securities, Inc. (the "Placement Agents"), and the form of common stock warrant issued to the Placement Agents.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.2	Form of Stock Purchase Agreement between the Registrant and the Investor
4.3	Form of Common Stock Warrant issued to the Investor by the Registrant
4.4	Side Letter dated September 30, 2004 between the Registrant and the Investor to amend the warrant dated June 23, 2004
4.5	Form of Common Stock Warrant issued to the Placement Agents
99.1	Press release dated September 29, 2004

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2004

8X8, INC.

By:	/s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary (Principal Financial and Accounting Officer)

Exhibit Index
Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF
4.2	Form of Stock Purchase Agreement between the Registrant and the Investor PDF
4.3	Form of Common Stock Warrant issued to the Investor by the Registrant PDF
4.4	Side Letter dated September 30, 2004 between the Registrant and the Investor to amend the warrant dated June 23, 2004 PDF
4.5	Form of Common Stock Warrant issued to the Placement Agents PDF
99.1	Press release dated September 29, 2004 PDF

PDF    Also provided in PDF format as a courtesy.